Execution Version

Third Amendment to

Amended and Restated Credit Agreement

dated as of October 27, 2026

among

WhiteHawk Minerals Corp.

(formerly known as WhiteHawk Income Corporation)

as Parent,

WhiteHawk Income Operating Partnership L.P.

as Borrower,

Capital One, National Association,

as Administrative Agent and
Issuing Bank

and

The Lenders Party Hereto

_________________________

Capital One, National Association,

as Joint Lead Arranger and Sole Bookrunner

U.S. Bank National Association,

as Joint Lead Arranger

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”) dated as of October 27, 2026, is among WhiteHawk Income Operating Partnership L.P., a Delaware limited partnership (the “Borrower”); WhiteHawk Minerals Corp. (formerly known as WhiteHawk Income Corporation), a Delaware corporation (the “Parent”); WhiteHawk Income OP GP LLC, a Delaware limited liability company, in its capacity as the general partner of the Borrower (the “General Partner”); each of the undersigned Guarantors (collectively with the Borrower, the “Obligors”); the Lenders party hereto; and Capital One, National Association, as administrative agent and collateral agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”) and as the Issuing Bank.

R E C I T A L S

A. The Borrower, the Parent, the General Partner, the Administrative Agent, as administrative agent, the Issuing Bank, and the lenders party thereto are parties to that certain Amended and Restated Credit Agreement dated as of May 25, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B. The Borrower has requested and the Administrative Agent and the Lenders party hereto have agreed to amend the Credit Agreement, subject to the terms and conditions of this Third Amendment.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.
Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Third Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this Third Amendment refer to sections of the Credit Agreement.
Section 2.
Amendments to Credit Agreement.
2.1
Amendments to Section 1.02.
(a)
The following definitions are hereby added where alphabetically appropriate to read as follows:

“Series E Preferred Shares” means the 50,000 shares of preferred stock designated as “Series E Preferred Stock” pursuant to Section 1 of the Certificate of Designations of Preferred Stock of WhiteHawk Minerals Corp., dated as of September 23, 2026, as the same may from time to time be amended or modified to the extent permitted by Section 9.17.

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“Series F Preferred Shares” means the 100,000 shares of preferred stock designated as “Series F Preferred Stock” pursuant to Section 1 of the Certificate of Designations of Preferred Stock of WhiteHawk Minerals Corp., dated as of September 15, 2026, as the same may from time to time be amended or modified to the extent permitted by Section 9.17.

(b)
The following definition is hereby deleted in its entirety: “Series D Preferred Shares”.
2.2
Amendment to Section 9.17. Section 9.17 is hereby amended and restated in its entirety to read as follows:

Section 9.17 Amendments to Organizational Documents. None of the Parent, the General Partner or the Borrower will, and the Borrower will not permit any of the other Credit Parties to, directly or indirectly amend, modify or otherwise change, or permit any amendment, modification or other change to (pursuant to a waiver or otherwise), any organizational or governing document of the Parent, the General Partner, the Borrower or any of its Restricted Subsidiaries (including by the filing or modification of any certificate of designations) or certificate of formation or articles of incorporation, or any agreement or arrangement (including any shareholders’ agreement) entered into, with respect to any of its Equity Interests), or enter into any new agreement with respect to any of its Equity Interests, except: (a) the Parent may file (i) the certificate of designations with respect to the Series E Preferred Shares and (ii) the certificate of designations with the respect the Series F Preferred Shares, (b) the Parent may amend or otherwise modify the certificates of designations for the Series B Preferred Shares, the Series E Preferred Shares and the Series F Preferred Shares, in each case, solely to the extent such amendments or modifications do not adversely affect the Administrative Agent or the Lenders (it being understood that any amendment, modification or change, or waiver or consent to (x) Section 5, Section 6(a), Section 6(b) or any provision relating to the assignment or termination thereof of the Certificate of Designations of Series B Preferred Stock of the Parent, dated as of February 1, 2024, (y) Section 5, Section 6 or any provision relating to the assignment or termination thereof of the Certificate of Designations of Preferred Stock of the Parent, dated as of September 23, 2026, for the Series E Preferred Shares and (z) Section 5, Section 6 or any provision relating to the assignment or termination thereof of the Certificate of Designations of Preferred Stock of the Parent, dated as of September 15, 2026, for the Series F Preferred Shares, in each case, shall adversely affect the Administrative Agent and the Lenders); and (c) any such amendments, modifications (other than amendments or modifications to the Parent’s certificates of designations with respect to the Series B Preferred Shares, the Series E Preferred Shares and the Series F Preferred Shares, which amendments and modifications shall only be permitted to the extent provided in clause (b) above) or changes or any such agreements or arrangements that do not materially adversely affect any right, privilege or interest of the Administrative Agent or the Lenders under the Loan Documents or in the Collateral.

2.3
Amendment to Section 9.19. Section 9.19 is hereby amended by replacing the phrase “(B) with respect to the Parent, the Series B Preferred Shares and the Series D Preferred Shares, in each case, outstanding on the Effective Date” contained therein with “(B) with respect to the Parent, (1) the Series B Preferred Shares outstanding on the Effective Date, (2) the Series E Preferred Shares outstanding on the Second Amendment Effective Date and (3) the Series F

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Preferred Shares so long as the first $50,000,000 of net cash proceeds from the issuance of the Series F Preferred Shares are applied to Redeem the Series E Preferred Shares in full”.
Section 3.
Conditions of Effectiveness. This Third Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived in accordance with Section 12.02 of the Credit Agreement (the “Third Amendment Effective Date”):
3.1
Third Amendment. The Administrative Agent shall have received from the Parent, the General Partner, the Borrower, the Guarantors and the Majority Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this Third Amendment signed on behalf of such Person.
3.2
Payment of Outstanding Invoices. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the Third Amendment Effective Date, including, to the extent invoiced at least two (2) Business Days prior to the Third Amendment Effective Date, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
3.3
No Default. After giving effect to the terms of this Third Amendment, no Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date.

The Administrative Agent is hereby authorized and directed to declare this Third Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions as agreed to by the Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4.
Miscellaneous.
4.1
Confirmation. The provisions of the Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect following the Third Amendment Effective Date.
4.2
Ratification and Affirmation; Representations and Warranties. Each of the Parent, the General Partner, and the Obligors hereby: (a) acknowledges the terms of this Third Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the Third Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Third Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Third Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except to the extent any such representations and warranties (A) are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date or (B) are already qualified by materiality, Material Adverse Effect or a similar qualification, in which case, such representations and warranties

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shall be true and correct in all respects) and (ii) no Default or Event of Default has occurred and is continuing.
4.3
Counterparts. This Third Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Third Amendment by facsimile or other electronic transmission (e.g., .pdf) shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execute,” “execution,” “signed,” “signature,” “delivery” and words of like import in or related to this Third Amendment shall be deemed to include Electronic Signatures or execution in the form of an Electronic Record, and contract formations on electronic platforms approved by the Administrative Agent, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each party hereto agrees that any Electronic Signature or execution in the form of an Electronic Record shall be valid and binding on itself and each of the other parties hereto to the same extent as a manual, original signature. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the parties of a manually signed paper which has been converted into electronic form (such as scanned into PDF format), or an electronically signed paper converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided that, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature from any party hereto, the Administrative Agent and the other parties hereto shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of the executing party without further verification and (b) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by an original manually executed counterpart thereof. Without limiting the generality of the foregoing, each party hereto hereby (i) agrees that, for all purposes, including without limitation, in connection with any workout, restructuring, enforcement of remedies, bankruptcy proceedings or litigation among the Administrative Agent, the Lenders and any of the Credit Parties, electronic images of this Agreement or any other Loan Document (in each case, including with respect to any signature pages thereto) shall have the same legal effect, validity and enforceability as any paper original, and (ii) waives any argument, defense or right to contest the validity or enforceability of the Loan Documents based solely on the lack of paper original copies of any Loan Documents, including with respect to any signature pages thereto.
4.4
NO ORAL AGREEMENT. This Third Amendment, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent constitute the entire contract among the parties relating to the subject matter hereof and thereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. This Third Amendment and the other Loan Documents represent the final agreement WITH RESPECT TO THE SUBJECT MATTER CONTAINED HEREIN AND THEREIN among the parties hereto and thereto and may not be contradicted by

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evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
4.5
GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
4.6
Loan Document. This Third Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
4.7
Payment of Expenses. In accordance with Section 12.03, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this Third Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees and disbursements of counsel to the Administrative Agent.
4.8
Severability. Any provision of this Third Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
4.9
Successors and Assigns. This Third Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	WhiteHawk Income Operating Partnership L.P., a Delaware limited partnership By: WhiteHawk Income OP GP LLC, its general partner

By: /s/ Jeffrey Slotterback Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

PARENT:	WhiteHawk MINERALS CORP. (formerly known as WhiteHawk Income CORPORATION), a Delaware corporation

By: /s/ Jeffrey Slotterback Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

GENERAL PARTNER:	WhiteHawk Income OP GP LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback Name: Jeffrey Slotterback Title: Chief Financial Officer and Secretary

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

GUARANTORS: WHITEHAWK MANAGEMENT LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK ENERGY SERVICES, LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK VF LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK INCOME MARCELLUS LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

WHITEHAWK ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

WHITEHAWK INCOME HAYNESVILLE LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

PHX MINERALS LLC, a Delaware limited liability company

By: /s/ Jeffrey Slotterback

Name: Jeffrey Slotterback

Title: Chief Financial Officer and Secretary

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By: /s/ David Lee Garza Name: David Lee Garza Title: Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender
By: /s/ Alex Pedrinan Name: Alex Pedrinan Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDER:	FLAGSTAR BANK, N.A., as a Lender By: /s/ Meghan Jackson Name: Meghan Jackson Title: SVP

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Dalton Harris Name: Dalton Harris Title: Authorized Officer

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDER:	TRUIST BANK, as a Lender By: /s/ Joe Cooper Name: Joe Cooper Title: Vice President

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]

LENDER:	EAST WEST BANK, as a Lender By: /s/ Aaron Sizemore Name: Aaron Sizemore Title: Managing Director

[Signature Page to Third Amendment to Amended and Restated Credit Agreement]